                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                     TEKELEC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                                     TEKELEC

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 15, 1998


        NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders (the "Annual Meeting") of Tekelec, a California corporation (the "Company"), will be held Friday, May 15, 1998, at 9:00 a.m., California time, at the Company's offices located at 26580 West Agoura Road, Calabasas, California 91302, for the following purposes, each as more fully described in the attached Proxy
Statement:

                1. To elect six directors to serve for the ensuing year. The names of the nominees intended to be presented for election are: Robert V. Adams, Jean-Claude Asscher, Daniel L. Brenner, Michael L. Margolis, Howard Oringer and Jon F. Rager.

                2. To approve an amendment to the Company's 1994 Stock Option Plan to increase the number of shares of Common Stock authorized for issuance thereunder from 6,000,000 to 7,000,000.

                3. To ratify the appointment of Coopers & Lybrand L.L.P. as independent accountants of the Company for the year ending December 31, 1998.

                4. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

        Only record holders of Common Stock at the close of business on March 25, 1998 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournment(s) thereof.

        All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, in order to ensure your representation at the Annual Meeting, please mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder of record attending the Annual Meeting may vote in person even if such shareholder has returned a proxy.

                                             By Order of the Board of Directors



                                             Ronald W. Buckly
                                             Secretary
Calabasas, California
April 1, 1998

                                     TEKELEC

                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

        The enclosed proxy is solicited by and on behalf of the Board of Directors of Tekelec ("Tekelec" or the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held Friday, May 15, 1998, at 9:00 a.m., California time, or at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders (the "Notice"). The Annual Meeting will be held at the Company's offices located at 26580 West Agoura Road, Calabasas, California 91302.

        These proxy solicitation materials were first mailed on or about April 6, 1998 to all shareholders entitled to vote at the Annual Meeting.

        Only shareholders of record at the close of business on March 25, 1998 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, 26,567,427 shares of the Company's Common Stock were issued and outstanding.

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

VOTING AND SOLICITATION

        Every shareholder voting in the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such shareholder's shares are entitled (one vote per share of Common Stock), or distribute such votes on the same principle among as many candidates as the shareholder chooses, provided that votes cannot be cast for more than six candidates. However, no shareholder may cumulate votes unless the name of the candidate or candidates for whom such votes would be cast has been placed in nomination prior to the voting and any shareholder has given notice, at the Annual Meeting prior to the voting, of such shareholder's intention to cumulate votes. The six candidates receiving the highest number of votes will be elected. On all other matters, each share of Common Stock has one vote. Except as otherwise required by law or the Company's Articles of Incorporation, the affirmative vote of a majority of shares represented and voting at the Meeting (which shares voting affirmatively must also constitute at least a majority of the required quorum) is required for the approval of such other matters. Abstentions are included in the determination of the number of shares present and entitled to vote for purposes of determining the presence of a quorum. Abstentions, however, do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of a plurality or of "votes cast." Broker non-votes are counted as shares that are present and entitled to vote for purposes of determining a quorum. If a broker indicates on the proxy that it does not have discretionary authority to vote on a particular matter as to certain shares, those shares will be counted for purposes of determining the presence of a quorum but will not be treated as present and entitled to vote with respect to that matter (even though such shares are considered present and entitled to vote for quorum purposes and may be entitled to vote on other matters).

        The cost of this solicitation will be borne by the Company. The Company has retained the services of Corporate Investor Communications, Inc. to assist in distributing proxy materials to brokerage houses, banks, custodians and other nominee holders. The estimated cost of such services is $1,000 plus out-of-pocket expenses. Although there are no formal agreements to do so, the Company may reimburse brokerage houses and other persons representing beneficial owners of shares for their expenses in forwarding proxy materials to such beneficial owners. Proxies may be solicited personally or by telephone or telegram by certain of the Company's directors, officers and regular employees, without additional compensation.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

        Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's annual meeting of shareholders to be held in 1999 must be received by the Company no later than December 3, 1998 in order that they may be included in the proxy statement and form of proxy relating to that annual meeting. It is recommended that shareholders submitting proposals direct them to the Secretary of the Company via certified mail, return receipt requested, in order to ensure timely delivery. No such proposals were received with respect to the Annual Meeting scheduled for May 15, 1998.


                       PROPOSAL 1 - ELECTION OF DIRECTORS

NOMINEES

        A board of six directors will be elected at the Annual Meeting. Unless otherwise instructed, proxy holders will vote the proxies received by them for the Company's six nominees named below, all of whom are currently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of shareholders and such time as his successor is duly elected and qualified or until the earlier of his resignation, removal or death.

        The names of the nominees, and certain information about them, are set forth below:

NAME                     AGE          POSITION(S) WITH THE COMPANY              DIRECTOR SINCE
----                     ---  ---------------------------------------------     --------------
Jean-Claude Asscher      69   Chairman of the Board                             1972
Robert V. Adams          66   Director                                          1991
Daniel L. Brenner        46   Director                                          1990
Michael L. Margolis      52   Director, Chief Executive Officer and             1998
                               President
Howard Oringer           55   Director                                          1992
Jon F. Rager             58   Director                                          1981

        There is no family relationship between any director or executive officer of the Company and any other director or executive officer of the Company.

        Mr. Asscher has been a director of the Company since July 1972 and Chairman of the Board since June 1982. He served as President of the Company from October 1975 to June 1982 and as Vice President from July 1972 to May 1973. He has been the President and principal shareholder of Tekelec-Airtronic, S.A. ("Tekelec-Airtronic"), a French electronics company, since he founded that company in 1961. See "Certain Relationships and Related Transactions" below.

        Mr. Adams has been a director of the Company since December 1991. Since March 1989, he has been the Chief Executive Officer and President of Xerox Technology Ventures, a venture capital company which identifies, develops and manages new business opportunities for Xerox Corporation. Mr. Adams also serves as Chairman of the Board of Directors of Documentum, Inc. and as a director of ENCAD, Inc.

        Mr. Brenner has been a director of the Company since May 1990. Since June 1992, Mr. Brenner has served as Vice President, Law and Regulatory Policy for the National Cable Television Association.

        Mr. Margolis joined the Company as its Chief Executive Officer and President and as a director in February 1998. From 1977 until February 1998, Mr. Margolis held various officer and management positions with the Ericsson Group, a manufacturer of telecommunications equipment, where he most recently served as Executive Vice President, Global Accounts from March 1997 until joining the Company, as Executive Vice President and General Manager, Network Systems Division from September 1994 until March 1997 and as Vice President, Marketing of Ericsson Network Systems, Inc. from November 1992 until September 1994.

        Mr. Oringer has been a director of the Company since January 1992. From 1987 until November 1994, he served as Chairman of the Board and Chief Executive Officer of TeleSciences, Inc., a manufacturer of telecommunications equipment. Since November 1994, Mr. Oringer has served as Managing Director of Communications Capital Group, a consulting firm. From January 1994 until July 1994 and from August 1996 until December 1996, Mr. Oringer also served as a consultant to the Company. Mr. Oringer also serves as a director of Verilink Corporation and as a director of MAS Technology Limited.

        Mr. Rager became a director of the Company in October 1975, resigned in September 1979 and was re-elected in January 1981. Since 1976, Mr. Rager has been a practicing accountant with, and President of, Rager Bell Doskocil & Meyer CPAs (and its predecessors).

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

        The Board of Directors held a total of six meetings during 1997 and acted three times by unanimous written consent. During 1997, each director of the Company other than Mr. Adams attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held during the period for which he was a director and the total number of meetings held by the committees of the Board on which he served.

        The Audit Committee, which during 1997 was comprised of Messrs. Adams, Brenner, Oringer and Rager, met four times during 1997. The Audit Committee recommends the engagement of independent auditors, reviews accounting policies, internal accounting controls and results of audit engagements and generally performs functions related to the financial condition and policies of the Company. The Compensation Committee, which during 1997 was comprised of Messrs. Adams, Brenner, Oringer and Rager, met ten times during 1997 and acted once by unanimous written consent. The Compensation Committee is responsible for administering the Company's stock option plans, including determining the persons to whom options are granted and the terms of such options, and the Company's Employee Stock Purchase Plan. The Compensation Committee also advises and makes recommendations to the Company's Board of Directors regarding the compensation of the Company's executive officers. The Company does not have a nominating committee or any committee performing the function thereof.

COMPENSATION OF DIRECTORS

        The Company currently pays each non-employee director a quarterly retainer of $4,000 (except the Chairman of the Board who is paid $6,500), plus $2,000 for attending in person or telephonically a Board of Directors' meeting in excess of four hours and $1,000 for attending in person or telephonically a Board of Directors' meeting of four hours or less. The Company also reimburses all directors for reasonable expenses for attending a Board meeting. In addition, each member of the Compensation Committee receives $1,000 per quarter (except the Committee's Chairman who is paid $1,750) and $250 for attending a Compensation Committee meeting in person or telephonically. Each member of the Audit Committee receives $1,500 per quarter (except the Committee's Chairman who is paid $2,500) and $500 for attending an Audit Committee meeting in person or telephonically. Committee members also receive reimbursement for reasonable expenses for attending a committee meeting.

        Directors who are not employees of the Company are ineligible to participate in the Company's 1994 Stock Option Plan and Employee Stock Purchase Plan. Under the Company's Non-Employee Director Equity Incentive Plan (the "Director Plan"), each non-employee director elected at the Company's annual shareholder meeting in 1996 automatically received, and each non-employee director elected at the Company's annual meeting in 1999 will automatically receive (subject to the availability of shares under the Director Plan), an option to purchase 60,000 shares of the Company's Common Stock (the dates of such grants are hereinafter referred to as "Regular Grant Dates"). A non-employee director elected or appointed to the Board other than on a Regular Grant Date automatically receives a nonstatutory stock option covering a pro rata number of shares. All options granted under the Director Plan have an exercise price equal to the fair market value of the Common Stock on the date of grant and a term of seven years and terminate seven months after a director ceases to serve as a non-employee director of the Company. Options granted on a Regular Grant Date vest in 12 equal quarterly installments as long as the holder remains a non-employee director of the Company; options granted on dates other than Regular Grant Dates vest in equal quarterly installments until the next Regular Grant Date.

        In July 1997, the Company granted to each of Robert Adams, Jean-Claude Asscher, Daniel Brenner, Howard Oringer and Jon Rager, all of whom are non-employee directors of the Company, ten-year warrants to purchase 30,000 shares of the Company's Common Stock at an exercise price of $28.16 per share (i.e., the closing sales price of the Company's Common Stock on The Nasdaq Stock Market on the date of grant). Such warrants vest in 12 equal quarterly installments over three years as long as the holder remains a director of the Company.

        In January 1998, the Company awarded to each of Messrs. Adams, Asscher, Brenner, Oringer and Rager 1,500 shares of the Company's Common Stock as additional compensation and principally in recognition of services rendered to the Company in connection with the Company's search for a chief executive officer to succeed Allan Toomer. The fair market value of each director's stock award on the award date was approximately $48,000 based on the closing sales price of the Company's Common Stock on The Nasdaq Stock Market on such date. All of the shares subject to such stock awards are nontransferable prior to the one-year anniversary of the award date (i.e., January 24, 1999), and a director will forfeit his stock award in its entirety if he ceases to serve as a director of the Company for any reason prior to January 24, 1999.


                            COMMON STOCK OWNERSHIP OF
                      PRINCIPAL SHAREHOLDERS AND MANAGEMENT

        The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of March 1, 1998 by (i) each person who is known to own beneficially more than 5% of the outstanding shares of the Company's Common Stock, (ii) each of the Company's directors, (iii) each of the executive officers named in the Summary Compensation Table on page 9 and (iv) all current directors and executive officers of the Company as a group:

NAME OF BENEFICIAL OWNER(1)                      SHARES BENEFICIALLY OWNED   PERCENT OF CLASS
---------------------------                      -------------------------   ----------------
Jean-Claude Asscher                                      6,655,312(2)(3)           25.1%
Tekelec-Airtronic, S.A.
5, rue Carle Vernet
92315 Sevres Cedex, France

Edouard Givel                                            5,273,128(4)              20.0
Natinco, S.A.
26, rue de l'Athenee
1206 Geneva, Switzerland

Pilgrim Baxter & Associates, Ltd.                        2,311,800(5)               8.7
825 Duportail Road
Wayne, PA  19087

Franklin Resources, Inc.                                 1,340,480(6)               5.1
777 Mariners Island Boulevard
San Mateo, CA  94404

Daniel L. Brenner                                           88,000(3)               *

Shigeru Suzuki                                              84,130(3)               *

Jon F. Rager                                                61,344(3)(7)            *

Gilles C. Godin                                             60,320(3)               *

Allan J. Toomer                                             34,866                  *

David Frankie                                               25,582(3)               *

Robert V. Adams                                             24,492(3)               *

Howard Oringer                                              19,000(3)               *

Michael L. Margolis                                         15,000                  *

Cecil E. Boyd                                                3,740(3)               *

All current directors and executive officers             7,113,246(2)(3)(7)        26.6
as a group (14 persons)

----------
*    Less than one percent                     (footnotes continue on next page)

(1) Such persons have sole voting and investment power with respect to all shares of Common Stock shown as being beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to this table.

(2) Includes 5,273,128 shares which are owned by Mr. Givel and of which Mr. Asscher may be deemed a beneficial owner (see footnote 4 below), and 376,592 shares owned by Tekelec-Airtronic, S.A. ("Tekelec-Airtronic"), a French corporation of which Mr. Asscher is the President and majority shareholder.

(3)  Includes 47,500, 62,500, 51,428, 7,500, 60,320, 25,000, 22,500, 17,500,
     3,740 and 335,448 shares subject to options and/or warrants held by Messrs. Asscher, Suzuki, Brenner, Rager, Godin, Frankie, Adams, Oringer and Boyd and all current directors and executive officers as a group, respectively, which are exercisable or become exercisable within 60 days after March 1, 1998.

(4) These shares are held in the name of Natinco, S.A. ("Natinco"), a Luxembourg investment company which holds minority interests in a number of Europe-based companies, including a minority interest in Tekelec-Airtronic. Mr. Givel has advised the Company that he owns substantially all of the equity interest in Natinco and holds the shares in the Company for investment only. Mr. Asscher has from time to time acted for, and is the advisor to, Mr. Givel with respect to his investment in the Company. Due to Mr. Asscher's relationship with Mr. Givel and his role as advisor, Mr. Asscher may be deemed to share voting and investment power with respect to these shares and therefore to be a beneficial owner thereof within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934. Mr. Asscher has advised the Company that he has no beneficial or financial interest in Natinco and that he disclaims beneficial ownership of these shares.

(5) Based on a Schedule 13G dated January 20, 1998, wherein Pilgrim Baxter & Associates, Ltd. reported sole dispositive power as to such shares and sole voting power as to 1,906,300 of such shares.

(6) Based on an Amendment No. 2 to Schedule 13G dated February 6, 1998 filed by Franklin Resources, Inc., wherein Franklin Advisers, Inc. reported sole voting and dispositive power as to 1,337,400 of such shares and Franklin Management, Inc. reported sole dispositive power as to 3,080 of such shares.

(7) 12,344 of these shares are held by TI Partners, a partnership of which Mr. Rager is the managing general partner, as to which shares Mr. Rager has sole voting and investment power. Mr. Rager, together with a trust of which he is the trustee and a beneficiary, owns a majority interest in such partnership.

                               EXECUTIVE OFFICERS

        The executive officers of the Company, and certain information about them, are as follows:

NAME                     AGE      TITLE
----                     ---      -----
Michael L. Margolis      52       Chief Executive Officer and President

Shigeru Suzuki           49       Vice President, Japan Operations and President,
                                     Tekelec, Ltd.

Gilles C. Godin          39       Vice President, Finance and Chief Financial Officer

Cecil E. Boyd            48       Vice President and General Manager,
                                     Intelligent Network Diagnostics Division

John Kennedy             49       Vice President and General Manager,
                                     Data Network Diagnostics Division

Gordon Werner            50       Vice President and General Manager,
                                     Network Switching Division

David Frankie            52       Vice President, Operations and Quality

Scott R. Gardner         45       Vice President, Human Resources

        Officers are appointed by and serve at the discretion of the Board of Directors. For information concerning Mr. Margolis, see "Election of Directors - Nominees" above.

        Mr. Suzuki joined the Company in September 1985 as President of Tekelec, Ltd., the Company's wholly owned Japanese subsidiary, and has also served as the Company's Vice President, Japan Operations since May 1988.

        Mr. Godin joined the Company in November 1986 as Controller and served as Corporate Controller from October 1990 until July 1993 and as Treasurer from October 1990 until February 1994. Mr. Godin has served as Vice President, Finance since July 1993 and as Chief Financial Officer since February 1994.

        Mr. Werner joined the Company in September 1997 as General Manager, Network Switching Division and become Vice President and General Manager, Network Switching Division in November 1997. From January 1996 until September 1997, Mr. Werner served as Vice President, Global Sales of NetEdge Systems, Inc., a telecommunications company, and from June 1995 until August 1995, he served as Vice President, Sales of DSC Communications Corporation, a telecommunications equipment manufacturer. From January 1994 until June 1995, Mr. Werner served as a Regional Vice President for Siemens Stromberg-Carlson, a telecommunications company. From 1983 until December 1993, Mr. Werner was employed by Northern Telecom, Inc., a telecommunications equipment manufacturer ("Northern Telecom"), where he most recently served as Assistant Vice President, Product Management.

        Mr. Boyd joined the Company as General Manager, Intelligent Network Diagnostics Division in September 1996 and became Vice President and General Manager, Intelligent Network Diagnostics Division in November 1997. From 1974 until joining the Company, Mr. Boyd was employed by Northern Telecom, where he most recently served as Vice President, Service Operations, North America from July 1994 until September 1996 and as Vice President, Customer Satisfaction and Quality from May 1992 until July 1994.

        Mr. Kennedy joined the Company as General Manager, Data Network Diagnostics Division in December 1996 and became Vice President and General Manager, Data Network Diagnostics Division in November 1997. From January 1996 until December 1996, Mr. Kennedy was employed as Director of Computer Telephony Integration by Fujitsu Business Communications Systems, Inc., a manufacturer of private telecommunications networks. From August 1994 until September 1995, Mr. Kennedy served as Vice President, Marketing and Sales of Whittaker Corporation, a company engaged in, among other things, telecommunications equipment manufacturing. From October 1989 until July 1994, Mr. Kennedy served as Vice President, Marketing of Digital Sound Corporation, a manufacturer of voice processing products.

        Mr. Frankie joined the Company as Vice President, Operations in December 1996, became Vice President, Operations and Quality in March 1997 and was elected Vice President, Operations and Quality in November 1997. From January 1992 until December 1996, Mr. Frankie was employed as Program Manager by the Thomas Group, a management consulting firm.

        Mr. Gardner joined the Company in November 1991 and served in a number of human resource positions before becoming Vice President, Human Resources in January 1996.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

        The following table sets forth certain information for the three years ended December 31, 1997 concerning compensation paid or accrued by the Company and its subsidiaries to or on behalf of the Company's former President and each of the Company's other four most highly compensated executive officers for the year ended December 31, 1997:

                                           ANNUAL COMPENSATION        LONG-TERM
                                                                    COMPENSATION
                                                                       AWARDS
     NAME AND                                                        ----------      ALL OTHER
 PRINCIPAL POSITION(S)        YEAR     SALARY($)(1)   BONUS($)(2)    OPTIONS(#)  COMPENSATION($)(3)
 ---------------------        ----     ------------   -----------    ----------  ------------------
Allan J. Toomer(4)            1997     $250,000         $175,000       80,600         $3,754
Former President              1996      208,000           25,000       40,800          2,375
                              1995      189,500           24,000       36,000          2,310

Shigeru Suzuki                1997      244,117           49,428       20,600              0
Vice President, Japan         1996      253,278           15,000       19,600              0
  Operations and              1995      282,054           26,072       40,000              0
  President, Tekelec, Ltd.

Gilles C. Godin               1997      185,000           92,500       80,000              0
Vice President, Finance       1996      162,000           15,000       16,800              0
  and Chief Financial         1995      150,000           19,000      100,000              0
  Officer

Cecil E. Boyd(5)              1997      160,000           80,000       10,200          4,111
Vice President and
  General Manager,
  Intelligent Network
  Diagnostics Division

David Frankie(6)              1997      175,000           43,750            0          2,180
Vice President, Operations
  and Quality

----------

(1) Includes amounts, if any, deferred by the named officer pursuant to the Company's 401(k) Plan.

(2) Bonuses are based on Company performance. Amounts shown for 1997 were paid under the Company's Officer Bonus Plan and amounts shown for 1995 and 1996 were paid as discretionary bonuses.

(3) The amounts shown in this column represent Company matching contributions allocated under the Company's 401(k) Plan to the accounts of the named officers.

(4) Mr. Toomer was elected President of the Company in November 1996 and resigned as President in February 1998.

(5) Mr. Boyd was elected Vice President and General Manager, Intelligent Network Diagnostics Division in November 1997. Pursuant to the SEC's rules, no information is shown with respect to Mr. Boyd's compensation during 1996.

(6) Mr. Frankie was elected Vice President, Operations and Quality in November 1997. Pursuant to the SEC's rules, no information is shown with respect to Mr. Frankie's compensation during 1996.

OPTION GRANTS IN 1997

        The following table sets forth certain information concerning stock option grants in 1997 to the executive officers named in the Summary Compensation Table:

                                          INDIVIDUAL GRANTS
                        ------------------------------------------------------
                                         PERCENT
                         NUMBER OF       OF TOTAL
                         SECURITIES      OPTIONS
                         UNDERLYING     GRANTED TO     EXERCISE                    GRANT DATE
                          OPTIONS       EMPLOYEES        PRICE       EXPIRATION      PRESENT
  NAME                  GRANTED (#)     IN 1997(1)     ($/SHARE)(2)       DATE       VALUE(3)
  ----                  -----------     ----------     ------------   ---------     ---------
Allan J. Toomer           80,600(4)            5.0%      $9.31        01/25/07      $223,457
Shigeru Suzuki            20,600(5)            1.3        9.31        01/24/07        57,980
Gilles C. Godin           80,000(5)            5.0        9.31        01/24/07       224,298
Cecil E. Boyd             10,200(5)            0.6        9.31        01/24/07        28,873


(1) In 1997, the Company granted options to employees to purchase an aggregate of 1,611,200 shares.

(2) The exercise price per share of all such options was not less than 100% of the reported closing sales price of the Company's Common Stock on The Nasdaq Stock Market on the date of grant.

(3) The Grant Date Present Value is equal to the grant date option value calculated using a modified Black-Scholes American Options Pricing Model (the "Black-Scholes Model"), adjusted to reflect the risk that the options will be forfeited prior to exercise. Black-Scholes Model input assumptions included: (a) an expected time to exercise of five years for officers other than Mr. Toomer and one year for Mr. Toomer (such periods are equal to the full vesting terms of the options); (b) an interest rate equal to the interest rate on U.S. government debt instruments with maturities approximately equal to the options' expected time to exercise; (c) volatility equal to the standard deviation of Tekelec Common Stock, calculated using monthly closing stock prices for the period from January 1993 to December 1997; and (d) an expected dividend yield of 0%. The risk of forfeiture was calculated by applying the annualized weighted-average occurrence of cancellation of the Company's options prior to exercise for the period during 1993-1997 (15.97%) compounded over the expected years to exercise of five years for officers other than Mr. Toomer and one year for Mr. Toomer. There can be no assurance that the value realized by an optionee will be at or near the value estimated by the Black-Scholes Model.

(4) Represents options which were granted for a term of ten years and vested and became exercisable in three equal quarterly installments commencing on June 30, 1997.

(5) Represents options which were granted under the 1994 Plan, vest and become exercisable in 20 equal quarterly installments over five years and were granted for terms of ten years subject to earlier termination under certain circumstances relating to termination of employment.

AGGREGATED OPTION EXERCISES IN 1997 AND OPTION VALUES AT DECEMBER 31, 1997

        The following table sets forth certain information concerning stock option exercises during 1997 and unexercised options held as of December 31, 1997 by the executive officers named in the Summary Compensation Table:

                                                          NUMBER OF SECURITIES                      VALUE OF
                          SHARES                         UNDERLYING UNEXERCISED             UNEXERCISED IN-THE-MONEY
                         ACQUIRED                          OPTIONS AT 12/31/97              OPTIONS AT 12/31/97($)*
                           ON           VALUE          ------------------------------    -----------------------------
    NAME                EXERCISE(#)    REALIZED($)       EXERCISABLE    UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
    ----                -----------    -----------     -------------    -------------    -----------     -------------
Allan J. Toomer          234,975       $4,056,500           58,427                0       $1,366,532       $        0
Shigeru Suzuki            59,204        1,537,087           44,382           59,446        1,071,675        1,399,051
Gilles C. Godin          206,600        8,811,133           41,680          153,720          969,220        3,547,370
Cecil E. Boyd                  0                0           17,680           57,120          425,996        1,364,444
David Frankie                  0                0           20,000           80,000          485,000        1,940,000

----------

* Represents the difference between the closing sales price of the Company's Common Stock on December 31, 1997 as reported on The Nasdaq Stock Market (i.e., $30.50) and the exercise price of such options.


EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

        In 1993, the Company implemented an officer severance plan (the "Severance Plan") pursuant to which officers of the Company are entitled to receive certain severance benefits following termination of employment, if such termination is non-temporary, involuntary and without cause. In addition, if there is a "change in control" of the Company, an officer will receive benefits under the Severance Plan if such officer terminates his or her employment with the Company either for any reason within one year following the change in control or for "good reason" (which includes the assignment to the officer of duties significantly inconsistent with his or her prior position or a reduction in his or her compensation or benefits) within two years following such change in control.

        Each eligible officer is entitled to severance pay based on his or her highest annual compensation (i.e., base salary plus bonus), the number of years employed by the Company and the highest office attained prior to termination. Based on such factors, the amounts that would be payable under the Severance Plan to Messrs. Godin, Boyd and Frankie if their employment were terminated as of April 1, 1998 and they were eligible for severance benefits under the Severance Plan would be $430,500, $130,000 and $114,375, respectively. Severance benefits also include continuation, at the Company's expense, of health care insurance and term life insurance for a period of 18 months following termination of employment.

        In February 1994, the Company agreed that in the event Mr. Godin's employment with the Company is terminated under circumstances entitling him to severance benefits under the Severance Plan, then the unvested installments of an option to purchase 100,000 shares of the Company's Common Stock granted to him in February 1994 will vest and become exercisable in full upon such termination. As of April 1, 1998, such option was unvested as to 15,000 shares.

        In March 1997, Mr. Toomer entered into an agreement with the Company pursuant to which the Company agreed to pay to Mr. Toomer, in lieu of any benefits which might otherwise be payable to him under the Severance Plan, a lump sum payment in the amount of $400,000 upon the termination of his employment with the Company after June 30, 1997 for any reason including his death or disability. The agreement also provided that if Mr. Toomer remained an officer of the Company through December 31, 1997, all unvested installments of stock options granted to him under the Company's 1994 Stock Option Plan that were scheduled to vest after December 31, 1997 would vest in full and became immediately exercisable on December 31, 1997.

        Under the terms of an agreement entered into between Mr. Suzuki and the Company in September 1997 and amended in January 1998, Mr. Suzuki waived all benefits which might at any time be payable to him under the Severance Plan, and the Company agreed that if Tekelec, Ltd., the Company's wholly owned Japanese subsidiary, meets certain performance goals established for 1998, 1999 and 2000, then Tekelec, Ltd. will pay to Mr. Suzuki as incentive compensation the amounts of yen 20,000,000, yen 10,000,000 and yen 10,000,000, respectively (which amounts are equal to $159,400, $79,700 and $79,700 based on the exchange rate in effect as of March 1, 1998). Such amounts will be payable upon the earlier of
(i) 60 days following any termination of Mr. Suzuki's employment with the Company or (ii) March 1, 2001. The Company also agreed that if at any time prior to January 1, 2001 Mr. Suzuki's employment is terminated by the Company without "cause" (as such term is defined in the Severance Plan), the Company will pay to Mr. Suzuki yen 40,000,000 (which amount is equal to $318,800 based on the exchange rate in effect as of March 1, 1998) less the amount of any incentive compensation earned by him under the agreement for any completed calendar year prior to termination.

        In connection with the commencement of Mr. Margolis' employment with the Company in February 1998, Mr. Margolis entered into an agreement with the Company pursuant to which the Company agreed to pay to Mr. Margolis a minimum bonus of $105,000 for the 1998 calendar year and awarded to Mr. Margolis 15,000 shares of the Company's Common Stock (the "Restricted Shares"). The Restricted Shares vest in five equal annual installments commencing in February 1999 provided that Mr. Margolis is an employee of the Company on the vesting dates. In the event Mr. Margolis' employment with the Company is terminated under circumstances entitling him to severance benefits under the Severance Plan, then all unvested installments of the Restricted Shares and of an option to purchase 185,000 shares of the Company's Common Stock granted to Mr. Margolis in February 1998 will vest in full upon such termination. As of April 1, 1998, the option was entirely unvested.

TEKELEC, LTD. RETIREMENT PLAN

        In 1990, Tekelec, Ltd. adopted Retirement Pension Rules (the "Plan") to provide retirement benefits to its employees, other than directors and certain other specified categories of employees, who have completed at least three years of service. Effective January 1994, the Plan was amended to provide retirement benefits to directors as well as to employees. The benefit payable under the Plan to a director is based on years of eligible service and a director's highest monthly compensation during his or her service as a director. A director who retires either voluntarily or at the request of Tekelec, Ltd. other than at retirement age with at least three years of eligible service is entitled to receive one lump sum payment equal to a multiple (ranging from one to three for a director with three years of eligible service to 47 for a director with 40 years of eligible service) of his or her highest monthly compensation.

        If a director of Tekelec, Ltd. retires at retirement age after at least 20 years of eligible service, in lieu of the lump sum payment described above, he or she will receive a retirement benefit payable over ten years or, under certain circumstances, in one lump sum payment equal to the present value of future amounts otherwise payable. Such retirement benefit ranges from a monthly amount of 26% (for a director with 20 years of eligible service) to 51% (for a director with 40 or more years of eligible service) of a director's highest monthly salary.

        If a director dies before receiving all or any part of the benefit to which he or she would be entitled under the Plan, such benefit would be paid to his or her surviving spouse.

        Mr. Suzuki is one of two current directors participating in the Plan. As of April 1, 1998, Mr. Suzuki was credited with 12 years of eligible service under the Plan and would be entitled to receive lump sum payments of approximately $180,435 if he were to voluntarily terminate his employment with Tekelec, Ltd. and $300,725 if his employment were to be terminated by Tekelec, Ltd.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During 1997, the Compensation Committee consisted of Messrs. Adams, Brenner, Oringer and Rager, all of whom are non-employee directors. No member of the Compensation Committee is or was a current or former officer or an employee of the Company or any of its subsidiaries other than Mr. Rager who served as the Company's Treasurer from October 1975 to June 1985 and as its Secretary from October 1975 to December 1985. In July 1997, the Company granted to each of Messrs. Adams, Brenner, Oringer and Rager ten-year warrants to purchase 30,000 shares of the Company's Common Stock at an exercise price of $28.16 per share. Such warrants vest in 12 equal quarterly installments over three years as long as the holder remains a director of the Company. See "Compensation of Directors."


                  BOARD OF DIRECTORS AND COMPENSATION COMMITTEE
                        REPORTS ON EXECUTIVE COMPENSATION

        The Board of Directors and the Compensation Committee of the Board of Directors share responsibility for determining and administering the compensation program for the Company's executive officers. The Company's executive compensation program consists of both cash-based and stock-based compensation. The Board of Directors is responsible for determining the annual base salaries of the Company's executive officers and approving the terms of the officer bonus plan, in each case taking into consideration recommendations of the Compensation Committee, and the award of any discretionary bonuses. The Board has delegated to the Compensation Committee the responsibility of recommending to the Board for its approval salaries for the Company's executive officers and the officer bonus plan and administering the Company's stock option plans pursuant to which stock options are granted as an additional incentive to key employees.

        The reports on executive compensation by the Board of Directors and the Compensation Committee and the Performance Graph on page 17 shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

        The principal objectives of the Company's executive compensation program are to attract, motivate and retain qualified, experienced individuals to serve as officers of the Company and to provide incentives to attain the financial and strategic objectives of the Company. The Company's executive compensation program consists of three basic components -- annual base salaries, cash bonuses and stock options.

        Based on recommendations of the Compensation Committee, the Board of Directors sets and approves the annual base salaries of all executive officers. Annual salaries are based on consideration of a number of factors, including an officer's responsibilities, experience and qualifications, an evaluation of such officer's past performance and contributions to the Company, information (e.g., compensation surveys) concerning competitive compensation and the Company's financial results and condition. For calendar year 1997 and principally in recognition of the Company's improved financial results and achievement of certain corporate objectives in 1996, the Board increased the annual base salaries of the Company's executive officers who had been executive officers in 1996 by 8.3% to 20.2% over 1996 levels.

        The Board believes that a significant portion of each officer's annual compensation should be related to the Company's financial performance. Accordingly, under the terms of the Officer Bonus Plan for 1997 recommended by the Compensation Committee and approved by the Board, each executive officer was eligible to receive a cash bonus equal to a percentage of his annual base salary if the Company achieved certain pre-established financial performance goals. Bonuses under such Plan would only be paid if the Company's revenues and operating income met or exceeded a threshold 100% of both the revenue goal and the operating income goal set forth in the Company's business plan. Based on the Company's financial results in 1997, an aggregate of $530,800 in bonuses was earned by the Company's executive officers under the Officer Bonus Plan. Under such Plan, the Board also had the discretion to pay bonuses to officers if certain corporate objectives were met. Individual bonuses ranged from 12.5% to 70% of an officer's base salary.

        The Board was also responsible for determining the annual base salary of Allan Toomer, the Company's President from November 1996 until February 1998. In determining Mr. Toomer's annual base salary for 1997, the Board took into consideration the same factors that were considered in setting the annual base salaries of the Company's other executive officers. Under the terms of the Officer Bonus Plan for 1997, Mr. Toomer was eligible to receive a cash bonus equal to a percentage (a minimum of 17.5% and a maximum of 70%) of his annual base salary payable only if the Company achieved certain revenue and operating income goals set forth in the Company's business plan. Although Mr. Toomer is a member of the Board of Directors, he did not participate in any discussions or decisions of the Board or the Compensation Committee regarding his salary. For services rendered in 1997, Mr. Toomer's cash compensation consisted of base salary in the amount of $250,000 (a 20.2% increase over his 1996 salary) and a bonus of $175,000.

        Upon the recommendation of the Compensation Committee, in recognition of Mr. Toomer's past service to the Company and as an incentive to motivate and retain Mr. Toomer as the President of the Company during 1997, the Board of Directors also granted to Mr. Toomer in 1997 options to purchase 80,600 shares of the Company's Common Stock at an exercise price equal to the market price of the Company's Common Stock on the date of grant. The options vested in three quarterly installments commencing on June 30, 1997.

        Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), a publicly held corporation such as the Company will generally not be allowed a federal income tax deduction for otherwise deductible compensation paid to the executive officers named in the Summary Compensation Table to the extent that compensation (including stock-based compensation) paid to a particular officer exceeds $1 million in any fiscal year. Qualifying performance-based compensation (including compensation attributable to the exercise of stock options) will not be subject to the deductibility limitation if certain conditions are met. Based upon the Company's current compensation plans and policies and the regulations under Section 162(m), it appears unlikely that the compensation to be paid to any of the Company's executive officers for 1998 would exceed the $1 million limitation per officer.

                                                   BOARD OF DIRECTORS

                                                   Jean-Claude Asscher, Chairman
                                                   Robert V. Adams
                                                   Daniel L. Brenner
                                                   Michael L. Margolis
                                                   Howard Oringer
                                                   Jon F. Rager
                                                   Allan J. Toomer


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee is responsible for administering the Company's employee stock option plans. Options to purchase the Company's Common Stock are a key component of the Company's executive compensation program. The Compensation Committee views the grant of stock options as a valuable incentive to attract and retain key employees and to motivate them to maximize shareholder value. The Compensation Committee reviews and considers recommendations by the Company's President with regard to the grant of stock options to executive officers (other than the President) and other key employees whose contributions and skills are important to the long-term success of the Company. Each officer typically receives a stock option grant upon first joining the Company and thereafter is eligible periodically to receive additional stock options. In determining the size and other terms of an option grant to an executive officer, the Compensation Committee considers a number of factors, including such officer's position and responsibilities, individual job performance, salary, previous stock option grants (if any) and length of service to the Company.

        The exercise price of options is not less than the market price of the Company's Common Stock on the date of grant. Options generally vest over five years in 20 equal quarterly installments following the date of grant as long as the optionee remains an employee of the Company and, therefore, encourage an optionee to remain in the employ of the Company. In 1997, options to purchase an aggregate of 265,200 shares of Common Stock were granted to all executive officers as a group and represented 16.5% of all options granted in 1997. Information concerning options granted during 1997 to the executive officers named in the Summary Compensation Table is provided in the table entitled "Executive Compensation and Other Information - Option Grants in 1997."

                                                   COMPENSATION COMMITTEE

                                                   Daniel L. Brenner, Chairman
                                                   Robert V. Adams
                                                   Howard Oringer
                                                   Jon F. Rager

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The following are certain transactions entered into between the Company and its officers, directors and principal shareholders and their affiliates since January 1, 1997:

        The Company sells products to Tekelec-Airtronic and its wholly owned subsidiaries which serve as distributors of the Company's products in Europe. During 1997, the aggregate sales of the Company's products to Tekelec-Airtronic and its subsidiaries were approximately $4,471,000. As of December 31, 1997, Tekelec-Airtronic and its subsidiaries owed the Company approximately $2,286,000 for purchases of the Company's products, of which approximately $1,081,000 was owed as of March 1, 1998.

        The Company also purchases certain telecommunications test equipment and components from Tekelec-Airtronic and certain of its subsidiaries. During 1997, the Company purchased such equipment and components from Tekelec-Airtronic and its subsidiaries at an aggregate cost of approximately $212,000, all of which had been paid as of December 31, 1997. The Company anticipates that during 1998 it will continue to purchase telecommunications test equipment and components from Tekelec-Airtronic and its subsidiaries, and expects that the aggregate amount of such purchases will not be significantly greater than the aggregate amount of such purchases during 1997.

        In January 1997, the Company issued to Allan Toomer options to purchase 80,600 shares of the Company's Common Stock at an exercise price of $9.31 per share (i.e., the closing sales price of the Company's Common Stock on The Nasdaq Stock Market on the date of grant). The options vested in three equal installments on June 30, 1997, September 30, 1997 and December 31, 1997.

                                PERFORMANCE GRAPH

        The following graph compares the cumulative total return on the Company's Common Stock with the cumulative total return of the Total Return Index for the Nasdaq National Market (U.S. Companies) and the Nasdaq Computer Manufacturers Index for the five-year period commencing January 1, 1993. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
        AMONG TEKELEC, TOTAL RETURN INDEX FOR THE NASDAQ NATIONAL MARKET
            (U.S. COMPANIES) AND NASDAQ COMPUTER MANUFACTURERS INDEX







                                12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97
-----------------------------------------------------------------------------------------------
Tekelec                           100          64        365        233        350       1356
-----------------------------------------------------------------------------------------------
Nasdaq National Market (U.S.)     100         120        126        163        203        248
-----------------------------------------------------------------------------------------------
Nasdaq Computer Mfrs.             100          95        104        164        220        266
-----------------------------------------------------------------------------------------------


----------

* Assumes (i) $100 invested on January 1, 1993 in Tekelec Common Stock, Total Return Index for the Nasdaq National Market (U.S. Companies) and Nasdaq Computer Manufacturers Index and (ii) immediate reinvestment of all dividends.

                       PROPOSAL 2 - APPROVAL OF AMENDMENT
                            TO 1994 STOCK OPTION PLAN

        In 1994, the Board of Directors of the Company adopted and the shareholders of the Company approved the 1994 Stock Option Plan (the "1994 Plan") under which 1,600,000 shares of Common Stock were initially authorized for issuance pursuant to the exercise of stock options granted thereunder. The 1994 Plan was amended in 1995, 1996 and 1997 to increase the number of shares authorized for issuance thereunder by an aggregate of 4,400,000 shares.

        In March 1998, the Board of Directors further amended the 1994 Plan, subject to shareholder approval, to increase the number of shares authorized for issuance thereunder by 1,000,000 shares. If such amendment is approved, a total of 7,000,000 shares will have been authorized for issuance under the 1994 Plan.

        As of March 1, 1998, 1,099,113 shares had been issued upon the exercise of options granted under the 1994 Plan, 3,876,246 shares were subject to outstanding options, and there were 1,024,641 shares (not including the 1,000,000-share increase subject to shareholder approval) remaining available for option grants under the 1994 Plan.

        AT THE ANNUAL MEETING, THE SHAREHOLDERS WILL BE REQUESTED TO CONSIDER AND APPROVE THE AMENDMENT TO THE 1994 PLAN INCREASING THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER BY 1,000,000 SHARES. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF THE COMPANY'S COMMON STOCK PRESENT OR REPRESENTED AND ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE REQUIRED TO APPROVE THE AMENDMENT TO THE 1994 PLAN. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT.

NEW PLAN BENEFITS

        Grants under the 1994 Plan are made at the discretion of the Compensation Committee to whom the Board of Directors has delegated the administration of the 1994 Plan. Because future optionees, the number of shares subject to option grants and exercise prices have not yet been determined, future grants under the 1994 Plan are not yet determinable.

SUMMARY OF 1994 PLAN

        A summary of the principal provisions of the 1994 Plan is set forth below and is qualified in its entirety by reference to the 1994 Plan. A copy of the 1994 Plan is available from the Company's Secretary upon request.

PURPOSE

        The purposes of the 1994 Plan are to (i) attract and retain the services of selected key employees who the Company believes are in a position to make a material contribution to the successful operation of the Company's business;
(ii) motivate such persons, by means of performance-related incentives, to achieve the Company's business goals; and (iii) enable such persons to participate in the long-term growth and financial success of the Company by providing them with an opportunity to purchase stock of the Company.

ADMINISTRATION

        The 1994 Plan is required to be administered by a committee designated by the Board of Directors and comprised of not less than two disinterested non-employee Board members. The 1994 Plan is currently administered by the Compensation Committee of the Board, which is comprised of four disinterested non-employee directors. The interpretation and construction of any provision of the 1994 Plan is within the sole discretion of the members of the Compensation Committee, whose determination is final and binding.

ELIGIBILITY

        The 1994 Plan provides that nonstatutory stock options and incentive stock options may be granted only to employees (including officers and directors who are also employees) of the Company. As administrator of the 1994 Plan, the Compensation Committee selects the optionees and determines the type of option (i.e., incentive or nonstatutory) and the number of shares to be subject to each option. In making such determination, there is taken into account a number of factors, including the employee's position and responsibilities, individual job performance, salary, previous stock option grants (if any), length of service to the Company, and other relevant factors. As of March 1, 1998, approximately 445 persons were eligible to receive options and 430 persons were holding options under the 1994 Plan.

TERMS OF OPTIONS

        Options granted under the 1994 Plan may be either "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code), or nonstatutory stock options. Each option is evidenced by a written stock option agreement between the Company and the optionee and is subject to the following additional terms and conditions:

        (a) Number of Shares: The aggregate fair market value (determined as of the grant date) of the stock for which an employee may be granted incentive stock options that first become exercisable during any one calendar year under all the Company's plans may not exceed $100,000. In addition, the maximum number of shares which may be awarded as options under the 1994 Plan during any calendar year to any one optionee may not exceed 400,000 shares.

        (b) Exercise of the Option: The optionee must earn the right to exercise the option by continuing to work for the Company. Options granted under the 1994 Plan will become exercisable at such times and in such cumulative installments as the Compensation Committee determines subject to earlier termination of the option upon termination of the optionee's employment for any reason. Options are typically exercisable in cumulative installments (e.g., 20 equal quarterly installments) over five years. An option is exercised by giving to the Company written notice of exercise specifying the number of shares of Common Stock as to which the option is being exercised and by tendering payment to the Company of the purchase price. The form of payment for shares to be issued upon the exercise of an option is determined by the Compensation Committee and may consist of cash, check, previously owned shares of Common Stock, a combination thereof or such other consideration as is determined by the Compensation Committee.

        (c) Exercise Price: The exercise price per share for the shares to be issued pursuant to the exercise of an option is determined by the Committee and may not be less than 100% of the fair market value of the Common Stock on the grant date. The fair market value of the Common Stock on the date of an option grant will be equal to the closing sales price of the Common Stock on The Nasdaq Stock Market as reported in The Wall Street Journal on the date of the option grant. On March 30, 1998, the closing sales price of the Company's Common Stock on The Nasdaq Stock Market was $44.375 per share.

        (d) Termination of Employment: If an optionee's employment with the Company is terminated for any reason, other than death or total and permanent disability, the option may be exercised within three months after such termination as to all or part of the shares as to which the optionee was entitled to exercise the option at the time of termination.

        (e) Death or Disability: If an optionee should die or become permanently and totally disabled while employed by the Company, his or her options may be exercised at any time within six months after such death or disability, but only to the extent the optionee was entitled to exercise the options at the date of his or her termination of employment due to such death or disability.

        (f) Expiration of Options: Options may not have a term greater than ten years from the grant date. No option may be exercised after its expiration.

        (g) Nontransferability of Option: An option is nontransferable by the optionee, other than by will or the laws of descent and distribution or transfers between spouses incident to a divorce, and is exercisable only by the optionee during his or her lifetime or, in the event of the death of the optionee, by the estate of the optionee or by a person who acquires the right to exercise the option by bequest or inheritance.

        (h) Other Provisions: The option agreement may contain such other terms, provisions and conditions not inconsistent with the 1994 Plan as may be determined by the Compensation Committee.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION OR CONTROL

        In the event that a change, such as a stock split or stock dividend, is made in the Company's capitalization which affects the stock for which options are exercisable under the 1994 Plan, appropriate adjustment will be made in the exercise price of and the number of shares covered by outstanding options, and in the number of shares available for issuance under the 1994 Plan. In general, unless the terms of an option expressly provide otherwise, in the event of a dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company, or the merger, consolidation or reorganization of the Company with or into another corporation as a result of which the Company is not the surviving corporation, outstanding options will be assumed by the successor corporation or the Board of Directors will declare that any option will terminate as of a date fixed by the Board which is at least 30 days after notice thereof is given to optionees and permit each optionee to exercise all or a portion of the shares covered by such option, including shares as to which the option would not otherwise be exercisable.

AMENDMENT AND TERMINATION

        The Compensation Committee may amend or terminate the 1994 Plan at any time or from time to time without the approval of the Company's shareholders; provided, however, that approval of the holders of voting shares represented and entitled to vote at a valid meeting of shareholders is required for any amendment to the 1994 Plan which would: (a) materially increase the number of shares which may be issued thereunder other than in connection with an adjustment upon changes in capitalization; (b) materially change the designation of the class of employees eligible to participate; (c) remove the administration of the 1994 Plan from the Board of Directors or its committee; (d) extend the term of the 1994 Plan beyond its initial ten-year term; (e) materially increase the benefits to participants under the 1994 Plan; or (f) materially modify the requirements as to eligibility for participation. In any event, the 1994 Plan will terminate on the tenth anniversary of its adoption by the Board of Directors (i.e., April 3, 2004), provided that any options then outstanding will remain outstanding until they expire by their terms.

TAX INFORMATION

        The federal tax consequences of options are complex and subject to change. The following discussion is only a brief summary of the general federal income tax rules currently in effect which are applicable to stock options. A taxpayer's particular situation may be such that some variation of the general rules may apply. This summary does not cover the state, local or foreign tax consequences of the grant or exercise of options under the 1994 Plan or the disposition of shares acquired upon exercise of such options or federal estate tax or state estate, inheritance or death taxes.

        INCENTIVE STOCK OPTIONS

        If an option granted under the 1994 Plan is treated as an "incentive stock option" as defined in Section 422 of the Code, then the optionee will not recognize any income for regular income tax purposes upon either the grant or the exercise of the option and the Company will not be allowed a deduction for federal tax purposes. Upon a sale of the shares, the tax treatment to the optionee and the Company will depend primarily upon whether the optionee has met certain holding period requirements at the time of sale. In addition, as discussed below, the exercise of an incentive stock option may subject the optionee to alternative minimum tax liability in the year of exercise.

        If an optionee exercises an incentive stock option and does not dispose of the shares received within two years of the date of the grant of such option and within one year after the exercise of the option, any gain realized upon disposition will be characterized as capital gain, and any loss will be capital loss. In such case, the Company will not be entitled to a federal income tax deduction. If the optionee's holding period for the shares (without "tacking on" any holding period for the option) exceeds 18 months, then the gain will be subject to a maximum federal tax rate of 20%; otherwise, the maximum federal tax rate will be 28%.

        If the optionee disposes of the shares either within two years after the date the option is granted or within one year after the exercise of the option, such disposition will be treated as a disqualifying disposition and an amount equal to the lesser of (i) the fair market value of the shares on the date of exercise less the purchase price or (ii) the amount realized on the disposition less the purchase price will be taxed as ordinary income in the taxable year in which the disposition occurs. Any such ordinary income will increase the optionee's tax basis for purposes of determining gain or loss on the sale or exchange of such shares. The excess, if any, of the amount realized over the fair market value of the shares at the time of the exercise of the option will be treated as short-term or long-term capital gain, as the case may be, and any loss realized upon the disposition will be treated as capital loss. An optionee will be generally considered to have disposed of shares if he or she sells, exchanges, makes a gift of or transfers legal title to such shares (except by pledge, in certain non-taxable exchanges, a transfer in insolvency proceedings, incident to a divorce, or upon death). If the amount realized is less than the purchase price, generally the optionee will not recognize income.

        The exercise of an incentive stock option may subject an optionee to alternative minimum tax liability in the year of exercise because the excess of the fair market value of the shares at the time an incentive stock option is exercised over the option price is an adjustment in determining an optionee's alternative minimum taxable income for such year. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option. If a disqualifying disposition occurs in the same year as an option is exercised, the amount of ordinary income resulting from such disqualifying disposition is included in alternative minimum taxable income for the year of exercise. In the case of a disqualifying disposition which occurs after the year of exercise, an individual would be required to recognize an adjustment to alternative minimum taxable income in the year of exercise and ordinary income in the year of such disqualifying disposition in an amount determined under the rules described above. An optionee's alternative minimum tax liability is affected by the availability of a special credit, a basis adjustment and other complex rules. Optionees are urged to consult their tax advisors concerning the applicability of the alternative minimum tax to their own circumstances.

        In general, there will be no federal tax consequences to the Company upon the grant, exercise or termination of an incentive stock option. However, in the event an optionee sells or disposes of stock received upon the exercise of an incentive stock option prior to satisfying the two-year and one-year holding periods described above, the Company will be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares, provided the Company has satisfied its reporting obligations under the Code.

        NONSTATUTORY STOCK OPTIONS

        Nonstatutory stock options granted under the 1994 Plan do not qualify as "incentive stock options" and, accordingly, do not qualify for any special tax benefits to the optionee. An optionee will not recognize any income at the time he or she is granted a nonstatutory option. However, upon its exercise, the optionee will generally recognize ordinary income for regular income tax purposes measured by the excess of the then fair market value of the shares over the option price. The income realized by the optionee will be subject to income tax withholding by the Company out of the compensation paid to the optionee. If such earnings are insufficient to pay the withholding tax, the optionee will be required to make a direct payment to the Company to cover the withholding tax liability.

        Upon a sale of any shares acquired pursuant to the exercise of a nonstatutory stock option, the difference between the sale price and the optionee's basis in the shares will be treated as a long-term, medium-term or short-term capital gain or loss, as the case may be, depending on the optionee's holding period for the shares without "tacking on" any holding period for the option. The optionee's basis for determination of such gain or loss will ordinarily be the sum of (i) the amount paid for such shares plus (ii) any ordinary income recognized as a result of the exercise of such option. A capital gain will be eligible for a 20% maximum federal tax rate if the holding period for the shares purchased upon exercise of the option is at least 18 months plus one day. If the holding period for the shares is shorter, then the maximum federal tax rate will be 28%.

        In general, there will be no federal tax consequences to the Company upon the grant or termination of a nonstatutory stock option or the sale or disposition of the shares acquired upon exercise of a nonstatutory stock option. However, upon the exercise of a nonstatutory stock option, the Company will be entitled to a deduction to the extent and in the year that ordinary income from the exercise of the option is recognized by the optionee, provided the Company has satisfied its withholding and reporting obligations under the Code.

                    PROPOSAL 3 - RATIFICATION OF APPOINTMENT
                           OF INDEPENDENT ACCOUNTANTS

        The Board of Directors has appointed Coopers & Lybrand L.L.P., independent accountants, to audit the Company's consolidated financial statements for the year ending December 31, 1998, and recommends that shareholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. A representative of Coopers & Lybrand L.L.P. is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.


                                  OTHER MATTERS

        The Company currently knows of no matters to be submitted at the Annual Meeting other than those described herein. If any other matters properly come before the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                            BY ORDER OF THE BOARD OF DIRECTORS



                                            Ronald W. Buckly
                                            Secretary

Calabasas, California
April 1, 1998

                                     TEKELEC

                             1994 STOCK OPTION PLAN


1.      ESTABLISHMENT AND PURPOSES OF THE PLAN.

        Tekelec hereby establishes this 1994 Stock Option Plan to promote the interests of the Company and its stockholders by (i) helping to attract and retain the services of selected key employees of the Company who are in a position to make a material contribution to the successful operation of the Company's business, (ii) motivating such persons, by means of performance-related incentives, to achieve the Company's business goals and
(iii) enabling such persons to participate in the long-term growth and financial success of the Company by providing them with an opportunity to purchase stock of the Company.

2.      DEFINITIONS.

        The following definitions shall apply throughout the Plan:

        a. "AFFILIATE" shall mean any entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Company.

        b. "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company.

        c. "CODE" shall mean the Internal Revenue Code of 1986, as amended. References in the Plan to any section of the Code shall be deemed to include any amendment or successor provisions to such section and any regulations issued under such section.

        d. "COMMON STOCK" shall mean the common stock, without par value, of the Company.

        e. "COMPANY" shall mean Tekelec, a California corporation and any "subsidiary" corporation, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code.

        f. "COMMITTEE" shall mean the committee of the Board of Directors appointed in accordance with Section 4(a) of the Plan or, if no such committee shall be appointed or in office, the Board of Directors.

        g. "CONTINUOUS EMPLOYMENT" shall mean the absence of any interruption or termination of employment by the Company. Continuous Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Committee or in the case of transfers between locations of the Company.

        h. "DISINTERESTED PERSON" shall mean an administrator of the Plan who during the one year prior to service as an administrator of the Plan, has not been granted or awarded, and during such service, is not granted or awarded stock options or stock appreciation rights pursuant to the Plan or any other plan of the Company or any of its Affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Company or any Affiliates, except for any plan under which the award of stock, stock options or stock appreciation rights is not subject to the discretion of any person or persons.

        i. "EMPLOYEE" shall mean any employee of the Company, including officers and directors who are also employees.

        j. "FAIR MARKET VALUE" shall mean, with respect to Shares, the fair market value per Share on the date an option is granted and, so long as the Shares are quoted on the National Association of Securities Dealers Automated Quotations ("NASDAQ") System, the Fair Market Value per Share shall be the closing price on the NASDAQ National Market System as of the date of grant of the Option, as reported in The Wall Street Journal or, if there are no sales on such date, on the immediately preceding day on which there were reported sales.

        k. "INCENTIVE STOCK OPTION" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

        l. "NON-STATUTORY STOCK OPTION" shall mean an Option which is not an Incentive Stock Option.

        m. "OPTION" shall mean a stock option to purchase Common Stock granted to an Optionee pursuant to the Plan.

        n. "OPTION AGREEMENT" means a written agreement substantially in one of the forms attached hereto as Exhibit A, or such other form or forms as the Committee (subject to the terms and conditions of the Plan) may from time to time approve, evidencing and reflecting the terms of an Option.

        o. "OPTIONED STOCK" shall mean the Common Stock subject to an Option granted pursuant to the Plan.

        p. "OPTIONEE" shall mean any Employee who is granted an Option.

        q. "PLAN" shall mean this Tekelec 1994 Stock Option Plan.

        r. "SHARES" shall mean shares of the Common Stock or any shares into which such Shares may be converted in accordance with Section 10 of the Plan.

3.      SHARES RESERVED.

        The maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be One Million Six Hundred Thousand (1,600,000) Shares* or the number of shares of

----------

* Such number of shares has been adjusted to reflect (i) the Company's two-for-one stock split effective March 17, 1995 and (ii) the Company's two-for-one stock split effective August 22, 1997.

stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

        Shares subject to, but not sold or issued under, any Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan.

4.      ADMINISTRATION OF THE PLAN.

        a. The Plan shall be administered by a Committee designated by the Board of Directors to administer the Plan and comprised of not less than two directors, each of whom is a Disinterested Person. In addition, each director designated by the Board of Directors to administer the Plan shall be an "outside director" as defined in the Treasury regulations issued pursuant to Section 162(m) of the Code. Members of the Committee shall serve for such period of time as the Board of Directors may determine or until their resignation, retirement, removal or death, if sooner. From time to time the Board of Directors may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor or fill vacancies however caused.

        b. Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion: (i) to grant Incentive Stock Options, in accordance with Section 422 of the Code, or Non-Statutory Stock Options; (ii) to determine, upon review of relevant information, the Fair Market Value per Share;
(iii) to determine the exercise price of the Options to be granted to Employees in accordance with Section 6(c) of the Plan; (iv) to determine the Employees to whom, and the time or times at which, Options shall be granted, and the number of Shares subject to each Option; (v) to prescribe, amend and rescind rules and regulations relating to the Plan subject to the limitations set forth in Section 12 of the Plan; (vi) to determine the terms and provisions of each Option granted to Optionees under the Plan and each Option Agreement (which need not be identical with the terms of other Options and Option Agreements) and, with the consent of the Optionee, to modify or amend an outstanding Option or Option Agreement; (vii) to accelerate the exercise date of any Option; (viii) to determine whether any Optionee will be required to execute a stock repurchase agreement or other agreement as a condition to the exercise of an Option, and to determine the terms and provisions of any such agreement (which need not be identical with the terms of any other such agreement) and, with the consent of the Optionee, to amend any such agreement; (ix) to interpret the Plan or any agreement entered into with respect to the grant or exercise of Options, to determine the eligibility of an Employee for benefits hereunder and the amount thereof; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Options or agreements relating to the grant or exercise thereof; and (xi) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

        c. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

        d. The Committee shall keep minutes of its meetings and of the actions taken by it without a meeting. A majority of the Committee shall constitute a quorum, and the actions of a majority at a meeting, including a telephone meeting, at which a quorum is present, or acts approved in writing by a majority of the members of the Committee without a meeting, shall constitute acts of the Committee.

        e. The Company shall pay all original issue and transfer taxes with respect to the grant of Options and/or the issue and transfer of Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith; provided, however, that the person exercising an Option shall be responsible for all payroll, withholding, income and other taxes incurred by such person on the date of exercise of an Option or transfer of Shares.

5.      ELIGIBILITY.

        Options may be granted under the Plan only to Employees. An Employee who has been granted an Option may, if he or she is otherwise eligible, be granted additional Options.

6.      TERMS AND CONDITIONS OF OPTIONS.

        Options granted pursuant to the Plan by the Committee shall be either Incentive Stock Options or Non-Statutory Stock Options and shall be evidenced by an Option Agreement providing, in addition to such other terms as the Committee may deem advisable, the following terms and conditions:

        a. Time of Granting Options. The date of grant of an Option shall for all purposes, be the date on which the Committee makes the determination granting such Option. Notice of the determination shall be given to each Optionee within a reasonable time after the date of such grant.

        b. Number of Shares. Each Option Agreement shall state the number of Shares to which it pertains and whether such Option is intended to constitute an Incentive Stock Option or a Non-Statutory Stock Option. The maximum number of Shares which may be awarded as Options under the Plan during any calendar year to any Optionee is Two Hundred Thousand (200,000) Shares*. If an Option held by an Employee of the Company is canceled, the canceled Option shall continue to be counted against the maximum number of Shares for which Options may be granted to such Employee and any replacement Option granted to such Employee shall also count against such limit.

----------

* Such number of shares has been adjusted to reflect (i) the Company's two-for-one stock split effective March 17, 1995 and (ii) the Company's two-for-one stock split effective August 22, 1997.

        c. Exercise Price. The exercise price per Share for the Shares to be issued pursuant to the exercise of an Option, shall be such price as is determined by the Committee; provided, however, such price shall in no event be less than one-hundred percent (100%) with respect to Non-Statutory Stock Options, and one hundred percent (100%) with respect to Incentive Stock Options, of the Fair Market Value per Share on the date of grant.

           In the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company, the exercise price per Share shall be no less than one-hundred-ten percent (110%) of the Fair Market Value per Share on the date of grant.

        d. Medium and Time of Payment. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee and may consist entirely of cash, check or Shares having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment permitted under any laws to which the Company is subject which is approved by the Committee; provided, however, that the Optionee shall be required to pay in cash an amount necessary to satisfy the Company's withholding obligations. In the case of an Incentive Stock Option, such provision shall be determined on the date of the grant.

           If the consideration for the exercise of an Option is the surrender of previously acquired and owned Shares, the Optionee will be required to make representations and warranties satisfactory to the Company regarding his or her title to the Shares used to effect the purchase, including without limitation representations and warranties that the Optionee has good and marketable title to such Shares free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions, and has full power to deliver such Shares without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a manner satisfactory to the Company. The value of the Shares used to effect the purchase shall be the Fair Market Value of such Shares on the date of exercise as determined by the Committee in its sole discretion, exercised in good faith.

        e. Term of Options. The term of an Incentive Stock Option may be up to ten (10) years from the date of grant thereof; provided, however, that the term of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option.

               The term of a Non-Statutory Stock Option may be up to ten (10) years from the date such Employee first becomes vested in any portion of an Option award.

           The term of any Option may be less than the maximum term provided for herein as specified by the Committee upon grant of the Option and as set forth therein.

        f. Maximum Amount of Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time an Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under all incentive stock option plans of the Company exceeds One Hundred Thousand Dollars ($100,000), the Options in excess of such limit shall be treated as Non-Statutory Stock Options.

7.      EXERCISE OF OPTION.

        a. In General. Any Option granted hereunder to an Employee shall be exercisable at such times and under such conditions as may be determined by the Committee and as shall be permissible under the terms of the Plan, including any performance criteria with respect to the Company and/or the Optionee as may be determined by the Committee.

           An Option may be exercised in accordance with the provisions of the Plan as to all or any portion of the Shares then exercisable under an Option from time to time during the term of the Option. However, an Option may not be exercised for a fraction of a Share.

        b. Procedure. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal business office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by any other agreements required by the terms of the Plan and/or Option Agreement or as required by the Committee and payment by the Optionee of all payroll, withholding or income taxes incurred in connection with such Option exercise (or arrangements for the collection or payment of such tax satisfactory to the Committee are made). Full payment may consist of such consideration and method of payment allowable under Section 6(d) of the Plan.

        c. Decrease in Available Shares. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

        d. Exercise of Stockholder Rights. Until the Option is properly exercised in accordance with the terms of this section, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Option is exercised, except as provided in Section 10 of the Plan.

        e. Termination of Eligibility. If an Optionee ceases to serve as an Employee for any reason other than death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) and thereby terminates his or her Continuous Status as an Employee he or she may, but only within three (3) months following the date he or she ceases his or her Continuous Status as an Employee (subject to any earlier termination of the Option as provided by its terms), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of such termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate. Notwithstanding anything to the contrary herein, the Committee may at any time and from time to time prior to the termination of a Non-Statutory Stock Option, with the consent of the Optionee, extend the period of time during which the Optionee may exercise his or her Non-Statutory Stock Option following the date he or she ceases his or her Continuous Status as an Employee; provided, however, that the maximum period of time during which a Non-Statutory Stock Option shall be exercisable following the date on which an Optionee terminates his or her Continuous Status as an Employee shall not exceed an aggregate of six (6) months, that the Non-Statutory Stock Option shall not be, or as a result of such extension become, exercisable after the expiration of the term of such Option as set forth in the Option Agreement and, notwithstanding any extension of time during which the Non-Statutory Stock Option may be exercised, that such Option, unless otherwise amended by the Committee, shall only be exercisable to the extent the Optionee was entitled to exercise it on the date he or she ceased his or her Continuous Status as an Employee.

        f. Death or Disability Of Optionee. If an Optionee's Continuous Status as an Employee ceases due to death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) of the Optionee, the Option may be exercised within six (6) months (or such other period of time not exceeding one
(1) year as is determined by the Committee at the time of granting the Option) following the date of death or termination of employment due to permanent or total disability (subject to any earlier termination of the Option as provided by its terms), by the Optionee in the case of permanent or total disability, or in the case of death by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but in any case (unless otherwise determined by the Committee at the time of granting the Option) only to the extent the Optionee was entitled to exercise the Option at the date of his or her termination of employment by death or permanent and total disability. To the extent that he or she was not entitled to exercise such Option at the date of his or her termination of employment by death or permanent and total disability, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

        g. Expiration of Option. Notwithstanding any provision in the Plan, including but not limited to the provisions set forth in Sections 7(e) and 7(f), an Option may not be exercised, under any circumstances, after the expiration of its term.

        h. Conditions on Exercise and Issuance. As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised. The time of issuance and delivery of the certificate or certificates representing the Shares for which the Option shall have been exercised may be postponed by the Company for such period as may be required by the Company, with reasonable diligence, to comply with any law or regulation applicable to the issuance or delivery of such Shares.

           Options granted under the Plan are conditioned upon the Company obtaining any required permit or order from appropriate governmental agencies, authorizing the Company to issue such Options and Shares issuable upon exercise thereof. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, applicable state law, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and may be further subject to the approval of counsel for the Company with respect to such compliance.

        i. Withholding or Deduction for Taxes. The grant of Options hereunder and the issuance of Shares pursuant to the exercise thereof is conditioned upon the Company's reservation of the right to withhold, in accordance with any applicable law, from any compensation or other amounts payable to the Optionee any taxes required to be withheld under Federal, state or local law as a result of the grant or exercise of such Option or the sale of the Shares issued upon exercise thereof. To the extent that compensation and other amounts, if any, payable to the Optionee are insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Optionee, as a condition of the exercise of an Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the delivery to the Company of cash necessary to satisfy the Company's withholding obligations under Federal and state law.

8.      NONTRANSFERABILITY OF OPTIONS.

        Options granted under the Plan may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution or transfers between spouses incident to a divorce.

9.      HOLDING PERIOD.

        In the case of officers and directors of the Company, at least six (6) months must elapse from the date of grant of the Option to the date of disposition of the underlying Shares.

10.     ADJUSTMENT UPON CHANGE IN CORPORATE STRUCTURE.

        a. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the exercise or purchase price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split or combination or the payment of a stock dividend (but only on the Common
                                      -8-

Stock) or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company (other than stock awards to Employees); provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been effected without the receipt of consideration. Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Plan or an Option.

        b. In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company (other than in the ordinary course of business), or the merger or consolidation of the Company with or into another corporation, as a result of which the Company is not the surviving and controlling corporation, the Board of Directors shall (i) make provision for the assumption of all outstanding options by the successor corporation or (ii) declare that any Option shall terminate as of a date fixed by the Board of Directors which is at least thirty (30) days after the notice thereof to the Optionee and shall give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable provided such exercise does not violate Section 7(e) of the Plan.

        c. No fractional shares of Common Stock shall be issuable on account of any action aforesaid, and the aggregate number of shares into which Shares then covered by the Option, when changed as the result of such action, shall be reduced to the largest number of whole shares resulting from such action, unless the Board of Directors, in its sole discretion, shall determine to issue scrip certificates in respect to any fractional shares, which scrip certificates, in such event shall be in a form and have such terms and conditions as the Board of Directors in its discretion shall prescribe.

11.     STOCKHOLDER APPROVAL.

        Effectiveness of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted; provided, however, that Options may be granted pursuant to the Plan subject to subsequent approval of the Plan by such stockholders. Stockholder approval shall be obtained by the affirmative votes of the holders of a majority of voting Shares present or represented and entitled to vote at a meeting of stockholders duly held in accordance with the laws of the state of California.

12. AMENDMENT AND TERMINATION OF THE PLAN.

        a. Amendment and Termination. The Committee may amend or terminate the Plan from time to time in such respects as the Committee may deem advisable and shall make any amendments which may be required so that Options intended to be Incentive Stock Options shall at all times continue to be Incentive Stock Options for the purpose of Section 422 of the Code; provided, however, that without approval of the holders of a majority of the voting Shares represented or present and entitled to vote at a valid meeting of stockholders, no such revision or amendment shall (i) materially increase the benefits accruing to participants under the Plan; (ii) materially increase the number of Shares which may be issued under the Plan, other than in connection with an adjustment under Section 10 of the Plan; (iii) materially modify the requirements as to eligibility for participation in the Plan; (iv) materially change the designation of the class of Employees eligible to be granted Options; (v) remove the administration of the Plan from the Board of Directors or its Committee; or (vi) extend the term of the Plan beyond the maximum term set forth in Section 15 hereunder.

        b. Effect of Amendment or Termination. Except as otherwise provided in
Section 10 of the Plan, any amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company. Notwithstanding anything to the contrary herein, this 1994 Stock Option Plan shall not adversely affect, unless mutually agreed in writing by the Company and an Optionee, the terms and provisions of any Option granted prior to the date the Plan was approved by stockholders as provided in Section 11 of the Plan.

13.     INDEMNIFICATION.

        No member of the Committee or of the Board of Directors shall be liable for any act or action taken, whether of commission or omission, except in circumstances involving willful misconduct, or for any act or action taken, whether of commission or omission, by any other member or by any officer, agent, or Employee. In addition to such other rights of indemnification they may have as members of the Board of Directors, or as members of the Committee, the Committee shall be indemnified by the Company against reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken, by commission or omission, in connection with the Plan or any Option taken thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for willful misconduct in the performance of his or her duties; provided that within sixty
(60) days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

14.     GENERAL PROVISIONS.

        a. Other Plans. Nothing contained in the Plan shall prohibit the Company from establishing additional incentive compensation arrangements.

        b. No Enlargement of Rights. Neither the Plan, nor the granting of Shares, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain an Employee for any period of time, or at any particular rate of compensation. Nothing in the Plan shall be deemed to limit or affect the right of the Company or any such corporations to discharge any Employee thereof at any time for any reason or no reason.

           No Employee shall have any right to or interest in Options authorized hereunder prior to the grant thereof to such eligible person, and upon such grant he or she shall have only such rights and interests as are expressly provided herein and in the related Option Agreement, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

        c. Notice. Any notice to be given to the Company pursuant to the provisions of the Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal office, and any notice to be given to an Optionee whom an Option is granted hereunder shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Stock Option Agreement, or at such other address as such Optionee or his or her transferee (upon the transfer of the Optioned Stock) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Optionee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided hereinabove, with written notice of his or her direct mailing address.

        d. Applicable Law. To the extent that Federal laws do not otherwise control, the Plan shall be governed by and construed in accordance with the laws of the state of California, without regard to the conflict of laws rules thereof.

        e. Incentive Stock Options. The Company shall not be liable to an Optionee or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Incentive Stock Options are not incentive stock options as defined in Section 422 of the Code.

        f. Information to Optionees. The Company shall provide without charge to each Optionee copies of such annual and periodic reports as are provided by the Company to its stockholders generally.

        g. Availability of Plan. A copy of the Plan shall be delivered to the Secretary of the Company and shall be shown by him or her to any eligible person making reasonable inquiry concerning it.

        h. Severability. In the event that any provision of the Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

15.     EFFECTIVE DATE AND TERM OF PLAN.

        The Plan shall become effective upon stockholder approval as provided in
Section 11 of the Plan. The Plan shall continue in effect for a term of ten (10) years unless sooner terminated under Section 12 of the Plan.

                                   EXHIBIT A-1


                                     TEKELEC
                             1994 STOCK OPTION PLAN
                        INCENTIVE STOCK OPTION AGREEMENT


        Tekelec, a California corporation (the "Company"), hereby enters into this agreement (the "Option Agreement") with ______________________________ (the "Optionee") on this _____ day of _______________, __________, whereby the
Company grants to the Optionee the right and option to purchase an aggregate of __________ shares of Common Stock (the "Shares") of the Company. This Option is in all respects subject to the terms, definitions and provisions of the Tekelec 1994 Stock Option Plan (the "Plan") adopted by the Company and incorporated herein by reference. The terms defined in the Plan shall have the same meanings herein.

        1. NATURE OF THE OPTION. This Option is intended by the Company and the Optionee to qualify as an Incentive Stock Option, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

        2. EXERCISE PRICE. The exercise price is $ __________ per Share, which price is not less than one hundred percent (100%) of the Fair Market Value thereof on the date of the grant.

        3. METHOD OF PAYMENT. The consideration to be paid for the Shares to be issued upon the exercise of this Option may consist entirely of cash, check, Shares already owned by the Optionee which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which this Option is exercised, or any combination of such methods of payment, subject to the provisions of Section 6(d) of the Plan; provided, however, that the Optionee shall be required to pay in cash an amount necessary to satisfy the Company's withholding obligations.

        4. EXERCISE OF OPTION. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

               (a) This Option shall vest and be exercisable cumulatively in ____________________ ( ) equal quarterly installments commencing [e.g., with the first installment vesting on ________________ and one additional installment vesting on the last day of each calendar quarter thereafter, as long as the Optionee continues to serve as an Employee]. An Optionee who has been in continuous employment with the Company since the grant of this Option may exercise the exercisable portion of his or her Option in whole or in part at any time during his or her employment. However, an Option may not be exercised for a fraction of a Share. In the event of the Optionee's termination of employment with the Company or disability or death, the provisions of Sections 6 or 7 below shall apply to the right of the Optionee to exercise the Option.

               (b) This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares with respect to which this Option is being exercised and such other representations and agreements as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price and an executed Notice of Exercise of Stock Option in the form attached hereto. The certificate or certificates for the Shares as to which this Option is exercised shall be registered in the name of the Optionee.

               (c) No rights of a stockholder shall exist with respect to the Shares under this Option as a result of the mere grant of this Option or the exercise of this Option. Such rights shall exist only after issuance of a stock certificate in accordance with Section 7(h) of the Plan.

        5. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company as set forth in Section 11 of the Plan, or if the issuance of Shares upon Optionee's exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable Federal or state securities law or other applicable law or regulation. As a condition to the exercise of the Option, the Company may take such steps as in its judgment are reasonably required to prevent any such violation and may require the Optionee to make any representations, warranties or acknowledgments to the Company as may be required by any applicable law or regulation.

        6. TERMINATION OF EMPLOYMENT. If the Optionee ceases to serve as an Employee for any reason other than death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) and thereby terminates his or her Continuous Status as an Employee, the Optionee shall have the right to exercise this Option at any time within three (3) months after the date of such termination to the extent that the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 8 hereof.

        7. DEATH OR DISABILITY. If the Optionee ceases to serve as an Employee due to death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), this Option may be exercised at any time within six (6) months after the date of death or termination of employment due to disability, in the case of death, by the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, or, in the case of disability, by the Optionee, but in any case only to the extent the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the terms set forth in Section 8 hereof.

        8. TERM OF OPTION. This Option may not be exercised more than ________ ( ) years from the date of the grant of this Option and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement. Notwithstanding any provision in the Plan with respect to the post-employment exercise of this Option, this Option may not be exercised after the expiration of its term.

        9. WITHHOLDING UPON EXERCISE OF OPTION. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by Federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee shall pay to the Company in cash an amount sufficient for the Company to satisfy any Federal, state or local tax withholding requirements it may incur, as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

        10. NONTRANSFERABILITY OF OPTION. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law or otherwise, other than by will or by the laws of descent or distribution or transfer between spouses incident to a divorce. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

        11. NO RIGHT OF EMPLOYMENT. Neither this Plan nor any Option granted hereunder shall confer upon any Optionee any right to continue in the employment of the Company or limit in any respect the right of the Company to discharge the Optionee at any time, with or without cause and with or without notice.

        12. MISCELLANEOUS.

            (a) Successors and Assigns. This Option Agreement shall bind and inure only to the benefit of the parties to this Option Agreement (the "Parties") and their respective successors and assigns.

            (b) No Third-Party Beneficiaries. Nothing in this Option Agreement is intended to confer any rights or remedies on any persons other than the Parties and their respective successors or assigns. Nothing in this Option Agreement is intended to relieve or discharge the obligation or liability of third persons to any Party. No provision of this Option Agreement shall give any third person any right of subrogation or action over or against any Party.

            (c) Amendments. (i) The Committee reserves the right to amend the terms and provisions of this Option Agreement without the Optionee's consent to comply with any Federal or state securities law.

               (ii) Except as specifically provided in subsection (i) above, this Option Agreement shall not be changed or modified, in whole or in part, except by supplemental agreement signed by the Parties. Any Party may waive compliance by any other Party with any of the covenants or conditions of this Option Agreement, but no waiver shall be binding unless executed in writing by the Party making the waiver. No waiver or any provision of this Option Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. Any consent under this Option Agreement shall be in writing and shall be effective only to the extent specifically set forth in such writing. For the protection of the Parties, amendments, waivers and consents that are not in writing and executed by the Party to be bound may be enforced only if they are detrimentally relied upon and proved by clear and convincing evidence. Such evidence shall not include any alleged reliance.

            (d) Notice. Any notice, instruction or communication required or permitted to be given under this Option Agreement to any Party shall be in writing and shall be deemed given when actually received or, if earlier, five days after deposit in the United States mail by certified or express mail, return receipt requested, first class postage prepaid, addressed to the principal office of such Party or to such other address as such Party may request by written notice.

            (e) Governing Law. To the extent that Federal laws do not otherwise control, the Plan and all determinations made or actions taken pursuant hereto shall be governed by the laws of the state of California, without regard to the conflict of laws rules thereof.

            (f) Entire Agreement. This Option Agreement and the Plan constitute the entire agreement between the Parties with regard to the subject matter hereof. This Option Agreement supersedes all previous agreements between the Parties, and there are now no agreements, representations, or warranties between the Parties, other than those set forth herein.

            (g) Severability. If any provision of this Option Agreement or the application of such provision to any person or circumstances is held invalid or unenforceable, the remainder of this Option Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

            (h) Optionee Representation. Optionee acknowledges receipt of the Plan, a copy of which is attached hereto, and hereby accepts the grant of this Option subject to all the terms and provisions thereof.

        IN WITNESS WHEREOF, this Option Agreement has been duly executed on behalf of the Company by an authorized representative of the Company and by the Optionee on the date and year first written above.



DATE OF GRANT:
              ---------------------------

Tekelec


By:
  ---------------------------------------
Title:
     ------------------------------------

Dated:
     ------------------------------------


Optionee


-----------------------------------------

Dated:
     ------------------------------------

                                   EXHIBIT A-2


                                     TEKELEC
                             1994 STOCK OPTION PLAN
                       NONSTATUTORY STOCK OPTION AGREEMENT


        Tekelec, a California corporation (the "Company"), hereby enters into this agreement (the "Option Agreement") with ______________________________ (the "Optionee") on this _____ day of _______________, __________, whereby the
Company grants to the Optionee the right and option to purchase an aggregate of __________ shares of Common Stock (the "Shares") of the Company. This Option is in all respects subject to the terms, definitions and provisions of the Tekelec 1994 Stock Option Plan (the "Plan") adopted by the Company and incorporated herein by reference. The terms defined in the Plan shall have the same meanings herein.

        1. NATURE OF THE OPTION. This Option is intended to be a nonstatutory stock option and is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or to otherwise qualify for any special tax benefits to the Optionee.

        2. EXERCISE PRICE. The exercise price is $ __________ per Share, which price is not less than one-hundred percent (100%) of the Fair Market Value thereof on the date of the grant.

        3. METHOD OF PAYMENT. The consideration to be paid for the Shares to be issued upon exercise of this Option may consist entirely of cash, check, Shares already owned by the Optionee which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which this Option is exercised, or any combination of such methods of payment, subject to the provisions of Section 6(d) of the Plan; provided, however, that the Optionee shall be required to pay in cash an amount necessary to satisfy the Company's withholding obligations.

        4. EXERCISE OF OPTION. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

               (a) This Option shall vest and be exercisable cumulatively in ____________________ ( ) equal quarterly installments commencing on the last day of the calendar quarter which follows the first full calendar quarter after commencement of the Optionee's service as an Employee of the Company. An Optionee who has been in continuous service with the Company since the grant of this Option may exercise the exercisable portion of his or her Option in whole or in part at any time during his or her employment. However, an Option may not be exercised for a fraction of a Share. In the event of the Optionee's termination of employment with the Company, or disability or death, the provisions of Sections 6 or 7 below shall apply to the right of the Optionee to exercise this Option.

               (b) This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect to which this Option is being exercised and such other representations and agreements as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price and an executed Notice of Exercise of Stock Option in the form attached hereto (as may be amended from time to time). The certificate or certificates for the Shares as to which this Option is exercised shall be registered in the name of the Optionee.

               (c) No rights of a stockholder shall exist with respect to the Shares under this Option as a result of the mere grant of this Option or the exercise of this Option. Such rights shall exist only after issuance of a stock certificate in accordance with Section 7(h) of the Plan.

        5. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company as set forth in Section 11 of the Plan, or if the issuance of Shares upon Optionee's exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable Federal or state securities law or other applicable law or regulation. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

        6. TERMINATION OF EMPLOYMENT. If the Optionee ceases to serve as an Employee for any reason other than death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) and thereby terminates his or her Continuous Status as an Employee, the Optionee shall have the right to exercise this Option at any time within three (3) months after the date of such termination to the extent that the Optionee was entitled to exercise this Option at the date of such termination. The Committee may at any time and from time-to-time prior to the termination of this Option, with the consent of Optionee, extend the period of time during which the Optionee may exercise this Option following the date the Optionee ceases to serve as an Employee for a period which shall not exceed an aggregate of six (6) months; provided, however, that this Option shall remain exercisable only to the extent that the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 8 hereof.

        7. DEATH OR DISABILITY. If the Optionee ceases to serve as an Employee due to death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), this Option may be exercised at any time within six (6) months after the date of death or termination of employment due to disability, in the case of death, by the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, or, in the case of disability, by the Optionee, but in any case only to the extent the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 8 hereof.

        8. TERM OF OPTION. This Option may not be exercised more than ten (10) years from the date of grant of this Option and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement. Notwithstanding any provision in the Plan with respect to the post-employment exercise of an Option, an Option may not be exercised after the expiration of its term.

        9. WITHHOLDING UPON EXERCISE OF OPTION. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by Federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee shall pay to the Company in cash an amount sufficient for the Company to satisfy any Federal, state or local tax withholding requirements it may incur, as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

        10. NONTRANSFERABILITY OF OPTION. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution or transfer between spouses incident to a divorce. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

        11. NO RIGHT OF EMPLOYMENT. Neither the Plan nor this Option shall confer upon the Optionee any right to continue in the employment of the Company or limit in any respect the right of the Company to discharge the Optionee at any time, with or without cause and with or without notice.

        12. MISCELLANEOUS.

               (a) Successors and Assigns. This Option Agreement shall bind and inure only to the benefit of the parties to this Option Agreement (the "Parties") and their respective successors and assigns.

               (b) No Third-Party Beneficiaries. Nothing in this Option Agreement is intended to confer any rights or remedies on any persons other than the Parties and their respective successors or assigns. Nothing in this Option Agreement is intended to relieve or discharge the obligation or liability of third persons to any Party. No provision of this Option Agreement shall give any third person any right of subrogation or action over or against any Party.

               (c) Amendments. (i) The Committee reserves the right to amend the terms and provisions of this Option without the Optionee's consent to comply with any Federal or state securities law.

                      (ii) Except as specifically provided in subsection (i) above, this Option Agreement shall not be changed or modified, in whole or in part, except by supplemental agreement signed by the Parties. Any Party may waive compliance by any other Party with any of the covenants or conditions of this Option Agreement, but no waiver shall be binding unless executed in writing by the Party making the waiver. No waiver or any provision of this Option Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. Any consent under this Option Agreement shall be in writing and shall be effective only to the extent specifically set forth in such writing. For the protection of the Parties, amendments, waivers and consents that are not in writing and executed by the Party to be bound may be enforced only if they are detrimentally relied upon and proved by clear and convincing evidence. Such evidence shall not include any alleged reliance.

               (d) Notice. Any notice, instruction or communication required or permitted to be given under this Option Agreement to any Party shall be in writing and shall be deemed given when actually received or, if earlier, five days after deposit in the United States mail by certified or express mail, return receipt requested, first class postage prepaid, addressed to the principal office of such Party or to such other address as such Party may request by written notice.

               (e) Governing Law. To the extent that Federal laws do not otherwise control, the Plan and all determinations made or actions taken pursuant hereto shall be governed by the laws of the state of California, without regard to the conflict of laws rules thereof.

               (f) Entire Agreement. This Option Agreement and the Plan constitute the entire agreement between the Parties with regard to the subject matter hereof. This Option Agreement supersedes all previous agreements between the Parties, and there are now no agreements, representations, or warranties between the Parties, other than those set forth herein.

               (g) Severability. If any provision of this Option Agreement or the application of such provision to any person or circumstances is held invalid or unenforceable, the remainder of this Option Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

               (h) Optionee Representation. Optionee acknowledges receipt of the Plan, a copy of which is attached hereto, and hereby accepts the grant of this Option subject to all the terms and provisions thereof.

        IN WITNESS WHEREOF, this Option Agreement has been duly executed on behalf of the Company by an authorized representative of the Company and by the Optionee on the date and year first written above.



DATE OF GRANT:
              ---------------------------

Tekelec


By:
  ---------------------------------------
Title:
     ------------------------------------



Optionee


-----------------------------------------

                               AMENDMENT NO. 1 TO
                                     TEKELEC
                             1994 STOCK OPTION PLAN*


               Section 3 of the Tekelec 1994 Stock Option Plan is hereby amended to read in its entirety as follows:

               "3.    SHARES RESERVED.

                      The maximum aggregate number of Shares reserved for
               issuance pursuant to the Plan shall be One Million Eight Hundred Thousand (1,800,000) Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

                      Shares subject to, but not sold or issued under, any
               Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan."



Dated:  February 4, 1995


----------
   * The number of shares set forth herein has been adjusted to reflect (i) Tekelec's two-for-one stock split effective March 17, 1995 and (ii) Tekelec's two-for-one stock split effective August 22, 1997.

                               AMENDMENT NO. 2 TO
                                     TEKELEC
                             1994 STOCK OPTION PLAN*


               Section 3 of the Tekelec 1994 Stock Option Plan is hereby amended to read in its entirety as follows:

               "3.    SHARES RESERVED.

                      The maximum aggregate number of Shares reserved for
               issuance pursuant to the Plan shall be Two Million Eight Hundred Thousand (2,800,000) Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

                             Shares subject to, but not sold or issued under,
               any Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan."



Dated:  March 3, 1995





----------
* The number of shares set forth herein has been adjusted to reflect (i) Tekelec's two-for-one stock split effective March 17, 1995 and (ii) Tekelec's two-for-one stock split effective August 22, 1997.

                               AMENDMENT NO. 3 TO
                                     TEKELEC
                             1994 STOCK OPTION PLAN*


               Section 3 of the Tekelec 1994 Stock Option Plan is hereby amended to read in its entirety as follows:

               "3.    SHARES RESERVED.

                      The maximum aggregate number of Shares reserved for
               issuance pursuant to the Plan shall be Four Million (4,000,000) Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

                      Shares subject to, but not sold or issued under, any
               Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan."



Dated:  January 27, 1996




----------
* The number of shares set forth herein has been adjusted to reflect Tekelec's two-for-one stock split effective August 22, 1997.

                               AMENDMENT NO. 4 TO
                                     TEKELEC
                             1994 STOCK OPTION PLAN*


               Section 3 of the Tekelec 1994 Stock Option Plan is hereby amended to read in its entirety as follows:

               "3.    SHARES RESERVED.

                      The maximum aggregate number of Shares reserved for
               issuance pursuant to the Plan shall be Four Million Two Hundred Thousand (4,200,000) Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

                      Shares subject to, but not sold or issued under, any
               Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan."



Dated:  February 26, 1997





----------
* The number of shares set forth herein has been adjusted to reflect Tekelec's two-for-one stock split effective August 22, 1997.

                               AMENDMENT NO. 5 TO
                                     TEKELEC
                             1994 STOCK OPTION PLAN*


               Section 3 of the Tekelec 1994 Stock Option Plan is hereby amended to read in its entirety as follows:

               "3.    SHARES RESERVED.

                      The maximum aggregate number of Shares reserved for
               issuance pursuant to the Plan shall be Six Million (6,000,000) Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

                      Shares subject to, but not sold or issued under, any
               Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan."



Dated:  March 19, 1997





----------
* The number of shares set forth herein has been adjusted to reflect Tekelec's two-for-one stock split effective August 22, 1997.

                               AMENDMENT NO. 6 TO
                                     TEKELEC
                             1994 STOCK OPTION PLAN


               Section 3 of the Tekelec 1994 Stock Option Plan is hereby amended to read in its entirety as follows:

               "3.    SHARES RESERVED.

                      The maximum aggregate number of Shares reserved for
               issuance pursuant to the Plan shall be Seven Million (7,000,000) Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

                      Shares subject to, but not sold or issued under, any
               Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan."



Dated:  March 20, 1998

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                                     TEKELEC

                       1998 ANNUAL MEETING OF SHAREHOLDERS


        The undersigned shareholder of Tekelec, a California corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 1, 1998, and Annual Report to Shareholders for the year ended December 31, 1997, and hereby appoints Michael
L. Margolis and Gilles C. Godin, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held May 15, 1998, at 9:00 a.m., California time, at the Company's offices located at 26580 West Agoura Road, Calabasas, California 91302, and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth below:

        1.     ELECTION OF DIRECTORS:

[ ] FOR ALL nominees listed below (except as marked to the contrary below).

[ ] WITHHOLD AUTHORITY to vote for ALL nominees listed below.

(INSTRUCTION: To WITHHOLD the authority to vote for any individual nominee, mark the box next to the nominee's name below.)

NAME OF NOMINEE:

[ ]  Robert V. Adams          [ ]  Jean-Claude Asscher     [ ] Daniel L. Brenner
[ ]  Michael L. Margolis      [ ] Howard Oringer           [ ]  Jon F. Rager

        2. APPROVAL OF AMENDMENT TO 1994 STOCK OPTION PLAN: To approve an amendment to the Company's 1994 Stock Option Plan to increase the aggregate number of shares of Common Stock authorized for issuance thereunder from 6,000,000 to 7,000,000 shares, as described in the Proxy Statement.

           [ ] FOR            [ ] AGAINST                  [ ] ABSTAIN

        3. APPOINTMENT OF INDEPENDENT ACCOUNTANTS: To ratify the appointment of Coopers & Lybrand L.L.P. as independent accountants of the Company for the year ending December 31, 1998, as described in the Proxy Statement.

           [ ] FOR            [ ] AGAINST                  [ ] ABSTAIN

        4. OTHER BUSINESS: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

        Any one of such attorneys-in-fact or substitutes as shall be present and shall act at said meeting or any adjournment(s) thereof shall have and may exercise all powers of said attorneys-in-fact hereunder.

        THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                                            Dated:_______________________ , 1998



                                            ------------------------------------
                                                   (Signature)



                                            ------------------------------------
                                                   (Signature)


                                            (This Proxy should be marked, dated
                                            and signed by the shareholder(s)
                                            EXACTLY as his or her name appears
                                            hereon and returned promptly in the
                                            enclosed envelope. Persons signing
                                            in a fiduciary capacity should so
                                            indicate. If shares are held by
                                            joint tenants or as community
                                            property, both should sign.)


                         DO NOT FOLD, STAPLE OR MUTILATE



                                      -2-